                                                                   EXHIBIT 24(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated March 3, 1997 relating to the financial statements of SIGA Pharmaceuticals, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/PRICE WATERHOUSE LLP
-----------------------

PRICE WATERHOUSE LLP
New York, New York
March 10, 1997

                                     E-270